Exhibit 99.1

Blue Gold Holdings Limited to Become a Public Company in Partnership with Perception Capital Corp IV

Transaction expected to catalyze Blue Gold’s acquisition and investment of capital into premier assets in Ghana’s Ashanti gold belt

Blue Gold to build out an acquisition platform for Tier 1 gold assets

Merger anticipated to close in second quarter 2024; combined company anticipated to list on The New York Stock Exchange

LONDON, UK and NEW YORK, NY, Dec. 06, 2023 (GLOBE NEWSWIRE) -- Blue Gold Holdings Limited, a gold mining platform and Perception Capital Corp. IV (NYSE: RCFA, RCFA WS and RCFA.U) (“Perception”), the expected new name for a special purpose acquisition company (SPAC) currently known as RCF Acquisition Corp., today announced they have entered into a definitive business combination agreement for a business combination (the “Transaction”). Perception currently has over $52 million cash in trust after a shareholder vote on December 5, 2023 to approve an extension of its term to November 5, 2024. Under the terms of the business combination agreement, a newly-formed entity (“PubCo”) will undertake a share exchange with Blue Gold and the holders of the outstanding Blue Gold shares will receive equity in PubCo valued at $114.5 million, subject to adjustments.

The boards of directors of both Blue Gold and Perception have unanimously approved the proposed Transaction, which is subject to customary closing conditions, including receipt of all regulatory approvals, as well as the approval of the proposed Transaction by Perception’s and Blue Gold’s shareholders. The closing of the Transaction is anticipated to occur in the second quarter of 2024 and Blue Gold is anticipated to list on The New York Stock Exchange.

The transaction is expected to catalyze Blue Gold’s acquisition and investment of capital into premier gold mining assets initially focused on Ghana’s Ashanti gold belt. Blue Gold will acquire mining leases and invest capital for growth.

“This transaction will put Blue Gold in a position to invest capital in high quality mining assets within our initial target geography of the Ashanti gold belt in Ghana,” said Andrew Cavaghan, Executive Chairman of Blue Gold. “We look forward to bringing investment to and building a company that our shareholders and our communities will be proud of.”

“We are delighted to support and advance the Blue Gold platform through this proposed combination,” said Rick Gaenzle, Chief Executive Officer of Perception. “We are excited by the Blue Gold team’s plan to quickly acquire and start production, and its eventual growth and development into a world-class Tier 1 gold mining company. We have always believed in supporting strong businesses run by strong operators and Blue Gold is no exception. Perception partner Tao Tan will join the board of directors, and we all look forward to rolling up our sleeves and supporting Blue Gold.”

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), is serving as exclusive financial advisor and lead capital markets advisor to Perception. Loeb & Loeb LLP is serving as counsel to Perception. Nelson Mullins Riley & Scarborough LLP is serving as counsel to Blue Gold.

About Blue Gold Holdings Limited

Blue Gold is a newly-formed company incorporated in the United Kingdom, with the intent to acquire Tier 1 gold mining assets. Blue Gold’s initial activities will be focused on the Ashanti gold belt located in Ghana.

About Perception Capital Corp. IV

Perception is a special purpose acquisition company affiliated with Perception Capital Partners, a private and public equity investor.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor for forward-looking statements provided by Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 including, without limitation: statements related to the parties likelihood to enter into a binding or definitive agreement(s); statements related to the parties’ ability to close the proposed Transaction, including the ability of both companies to secure all required regulatory, third-party and shareholder approvals for the proposed Transaction; the anticipated benefits of the proposed Transaction, including the potential amount of cash that may be available to the combined company upon consummation of the Transaction; the anticipated enterprise value of the combined company following the Transaction; sources and uses of cash from the transaction; the anticipated timing to close the Transaction; PubCo’s expectation that its ordinary shares will be accepted for listing on The New York Stock Exchange following the closing of the Transaction; the financial and business performance of PubCo; and PubCo’s anticipated future operating results.

You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Important factors that could cause actual results to differ materially from those discussed or implied in the forward-looking statements include, but are not limited to: the risk that the Transaction may not be completed in a timely manner or at all; the failure to obtain requisite approval for the transaction or meet other closing conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement in respect of the Transaction; failure to achieve sufficient cash available (taking into account all available financing sources) following any redemptions of RCFA’s public stockholders; failure to obtain the requisite approval of RCFA’s and BGHL’s respective stockholders; failure to meet relevant listing standards in connection with the consummation of the Transaction; failure to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; potential litigation relating to the proposed Transaction; changes to the proposed structure of the Transaction that may be required or appropriate as a result of the announcement and execution of the Transaction; unexpected costs and expenses related to the Transaction; estimates of the combined company’s financial performance being materially incorrect predictions; general economic or political conditions; negative economic conditions that could impact BGHL and the gold industry in general; reduction in demand for BGHL’s products; changes in the markets that Blue Gold targets or that the combined company intends to target; any change in laws applicable to RCFA or BGHL or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those to be included under the heading “Risk Factors” in the proxy statement/prospectus to be later filed with the SEC, and those disclosed in RCFA’s SEC filings, under the heading “Risk Factors,” including its Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 7, 2023, Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 7, 2023 and any subsequent filings.

All forward-looking statements are expressly qualified in their entirety by such factors. RCFA does not undertake any duty to update any forward-looking statement except as required by law.

Additional Information and Where to Find It

In connection with the Business Combination Agreement and the proposed business combination, RCFA intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus certain other related documents, which will be both the proxy statement to be distributed to the shareholders of RCFA in connection with RCFA’s solicitation of proxies for the vote by its shareholders with respect to the proposed Transaction and other matters as may be described in the definitive proxy statement/prospectus, as well as a prospectus relating to the offer and sale of the securities to be issued in the proposed Transaction. Shareholders are encouraged to read the Registration Statement, when available, as it will contain important information.

This press release does not contain any information that should be considered by RCFA’s or Blue Gold’s stockholders concerning the proposed Transaction and is not intended to constitute the basis of any voting or investment decision in respect of the proposed Transaction or the securities of the combined company. The respective stockholders of RCFA and Blue Gold and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the joint definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the business combination, as these materials will contain important information about RCFA, Blue Gold, the merger agreement and the business combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the business combination will be mailed to shareholders of RCFA as of a record date to be established for voting on the business combination. Shareholders of RCFA will also be able to obtain copies of the Registration Statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s web site at www.sec.gov or by directing a request to: RCF Acquisition Corp., 3109 W. 50th Street, #207, Minneapolis, MN 55410, Attention: Investor Relations or by email at investors@perceptioncapitalpartners.com.

Participants in Solicitation

RCFA, Blue Gold, PubCo and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from RCFA’s stockholders with respect to the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names and interests in the business combination of the directors and officers of each of RCFA and Blue Gold with respect to the proposed business combination in the proxy statement/prospectus for the proposed business combination when available and in such companies’ respective filings with the SEC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact

Blue Gold Holdings Limited

Andrew Cavaghan

Executive Chairman

investors@bluegld.com

Perception Capital Corp. IV

Rick Gaenzle
Chief Executive Officer
investors@perceptioncapitalpartners.com

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